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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2006 (April 24, 2006)

                        Princeton National Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

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
        0-20050                                           36-3210283
(Commission File Number)                       (IRS Employer Identification No.)

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
606 South Main Street
Princeton, Illinois                                          61356
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
     PLANS.

     On April 24, 2006, Princeton National Bancorp, Inc. (the "Company") sent a notice to its directors and executive officers informing them that the Citizens First National Bank (the "Bank") 401(k) & Profit Sharing Plan is changing its record keeper and that, as a result of this change, there will be a blackout period from May 25, 2006 through the week of June 19, 2006, during which they will be prohibited from engaging in any transactions in equity securities of the Company acquired in connection with service to or employment with the Company or the Bank. The notice is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits:

          Exhibit 99.1 April 24, 2006 Notice


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRINCETON NATIONAL BANCORP, INC.
                                                     (Registrant)


                                        By: /s/ Tony J. Sorcic
                                            ------------------------------------
                                            Tony J. Sorcic, President and
                                            Chief Executive Officer

Dated: April 27, 2006


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                                  EXHIBIT INDEX

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
NUMBER   DESCRIPTION
------   -----------
99.1     April 24, 2006 Notice


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